Other long-term investments (Tables)	12 Months Ended
Dec. 31, 2022
Other long-term investments
Schedule of other long term investments

The development of investments measured at fair value in accordance with IFRS 9 is shown below:

	2022	2021
	k€	k€
Balance at 1 January	268,793	19,289
Additions	46,137	6,647
Additions due to discontinue use of equity method	—	19,463
Adjustments at fair value, affecting net income	(172,159)	223,394
Adjustments at fair value, affecting OCI	(11,729)	—
Net book value 31 December	131,042	268,793